Supplement Dated August 31, 2007

NUVEEN PREFERRED SECURITIES FUND

A series in Nuveen Investment Trust V

Prospectus dated July 3, 2007

Effective September 1, 2007, the following replaces the “What are the Costs of Investing” section on page 3 of the prospectus:

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses1

Paid Directly from your Investment

Share Class	A		B		C		R2
Maximum Sales Charge Imposed on Purchases	4.75%	[3]	None		None		None

Maximum Sales Charge Imposed on Reinvested Dividends	None		None		None		None

Exchange Fees	None		None		None		None

Deferred Sales Charge[4]	None	[3]	5%	[5]	1%	[6]	None

Annual Fund Operating Expenses

Paid from Fund Assets

Share Class	A	B	C	R
Management Fees	.73%	.73%	.73%	.73%

12b-1 Distribution and Service Fees[7]	.25%	1.00%	1.00%	—

Other Expenses[8]	1.48%	1.48%	1.48%	1.48%

Total Annual Fund Operating Expenses—Gross	2.46%	3.21%	3.21%	2.21%

Management Fee Waiver	(.05%)	(.05%)	(.05%)	(.05%)

Expense Reimbursements[8]	(1.48%)	(1.48%)	(1.48%)	(1.48%)

Total Annual Fund Operating Expenses—Net*	.93%	1.68%	1.68%	.68%

*	The Total Annual Fund Operating Expenses-Net are estimated for the first full fiscal year and reflect a voluntary commitment by the fund’s investment adviser to waive fees and reimburse expenses. The investment adviser has agreed to waive .05% of the Management Fees through April 30, 2010. The investment adviser has also agreed to reimburse all Other Expenses through April 30, 2010 (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses). Beginning May 1, 2010, the investment adviser has agreed to waive fees and reimburse expenses in order to prevent Total Annual Fund Operating Expenses-Net (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) from exceeding 1.25% of the average daily net assets of any class of fund shares, subject to possible further reductions as a result of reductions in the complex-level fee component of the management fee.

The following example is intended to help you compare the estimated cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund’s Total Annual Operating Expenses-Net are .68% through April 30, 2010, and 1.23% after April 30, 2010 (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses). Your actual returns and costs may be higher or lower.

	Redemption				No Redemption
Share Class	A	B	C	R	A	B	C	R
1 Year	$565	$571	$171	$69	$565	$171	$171	$69

3 Year	$777	$850	$550	$238	$777	$550	$550	$238

1	As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
2	Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See “How You Can Buy and Sell Shares.”
3	Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. See “How You Can Buy and Sell Shares.”
4	As a percentage of the lesser of purchase price or redemption proceeds.
5	The fund will issue Class B shares only upon exchange of Class B shares of another Nuveen Fund or for purposes of dividend reinvestment. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
6	Class C shares redeemed within one year of purchase are subject to a 1% CDSC.
7	Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.
8	Other Expenses and Expense Reimbursements have been restated to reflect current expenses and expense reimbursements as if such expenses and expense reimbursements had been in effect during the previous fiscal year. The information was restated to better reflect the expense ratio of the fund for the current fiscal year and the commitment by the investment adviser to waive fees and reimburse expenses as described herein.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-PREF-0807D